CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated February 24, 1998 in Amendment No. 1 to Registration Statement (Form S-6 No. 333-45797) and related Prospectus of Legg Mason Unit Investment Trust, Series 8.


                                              ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 24, 1998